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                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM  8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

                            -----------------------

               DATE OF EARLIEST EVENT REPORTED: DECEMBER 22, 1997


                               OCEAN ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                        0-25058                 72-1277752
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)



                       8440 JEFFERSON HIGHWAY, SUITE 420
                             BATON ROUGE, LA 70809
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (504) 927-1450

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ITEM 5.  OTHER EVENTS

(a)      MERGER AGREEMENT WITH UNITED MERIDIAN CORPORATION

         On December 22, 1997, Ocean Energy, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with United Meridian Corporation and OEI Holding Corporation. The press release issued in connection with the Merger Agreement on December 22, 1997 is filed as Exhibit
99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

(b)      RIGHTS AGREEMENT

         On December 22, 1997, the Board of Directors of Ocean Energy, Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of common stock, par value $0.01 per share ("Common Stock"), of the Company. The distribution is payable on January 9, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder thereof to purchase from the Company one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock") at a price of $240, subject to adjustment. The following is a summary of the Rights; the full description and terms of the Rights are set forth in a Stockholder Rights Agreement (the "Rights Agreement") between the Company and Harris Trust and Savings Bank, as Rights Agent (the "Rights Agent").

         Copies of the Rights Agreement and the Certificate of Designation are available free of charge from the Company. This summary description of the Rights and the Preferred Stock does not purport to be complete and is qualified in its entirety by reference to all the provisions of the Rights Agreement and the Certificate of Designation, including the definitions therein of certain terms, which Rights Agreement and Certificate of Designation are incorporated herein by reference.

         Initially, the Rights will attach to all certificates representing shares of outstanding Company Common Stock, and no separate Rights Certificates will be distributed. The Rights will separate from the Company Common Stock and the Distribution Date will occur upon the earlier of (i) 10 days following the date of public announcement that a person or group of persons has become an Acquiring Person (as hereinafter defined) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to the time a person becomes an Acquiring Person) following the commencement of, or the announcement of an intention to make, a tender offer or exchange offer upon consummation of which the offeror would, if successful, become an Acquiring Person (the earlier of such dates being called the "Distribution Date").

         The term "Acquiring Person" means any person who or which, together with all of its affiliates and associates, shall be the beneficial owner of 15% or more of the outstanding Common Stock, but shall not include (i) the Company or any Subsidiary of the Company or any employee benefit plan of the Company or
(ii) James C. Flores, his spouse, lineal descendants and ascendants, heirs, executors or other legal representatives and any trusts established for the benefit of the foregoing, or any other person or entity in which the foregoing persons or entities are at the time of determination the direct record and beneficial owners of all outstanding voting securities.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.





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         The Rights are not exercisable until the Distribution Date.  The
Rights will expire on December 22, 2007 (the "Expiration Date").

         The Purchase Price payable, and the number of one-hundredths of a share of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase shares of Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends paid or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to in (ii) above).

         The number of outstanding Rights and the number of one-hundredths of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in the Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

         In the event that following a Shares Acquisition Date (the date of public announcement that an Acquiring Person has become such) the Company is acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right (the "Flip-Over Right").

         In the event that an Acquiring Person becomes the beneficial owner of 15% or more of the outstanding shares of Common Stock, proper provision shall be made so that each holder of a Right (other than the Acquiring Person and its affiliates and associates) will thereafter have the right to receive upon exercise that number of shares of Common Stock (or, under certain circumstances, cash, other equity securities or property of the Company) having a market value equal to two times the Purchase Price of the Rights (the "Flip-In Right"). Upon the occurrence of the foregoing event giving rise to the exercisability of the Rights, any Rights that are or were at any time owned by an Acquiring Person shall become void.

         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. Upon exercise of the Rights, no fractional shares of Preferred Stock will be issued other than fractions which are integral multiples of one-hundredth of a share of Preferred Stock; cash will be paid in lieu of fractional shares of Preferred Stock that are not integral multiples of one-hundredth of a share of Preferred Stock.

         At any time prior to the earlier to occur of (i) 5:00 p.m., Houston, Texas time on the 10th day after the Shares Acquisition Date or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"); provided, that (i) if the Board of Directors authorizes redemption on or after the time a person becomes an Acquiring Person, then such authorization must be by Board Approval (as hereinafter defined) and (ii) the period for redemption may, upon Board Approval, be extended by amending the Rights Agreement. The term "Board Approval" means the approval of a majority of the directors of the Company. Immediately upon any redemption of the Rights described in this paragraph, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights at any time and from time to time provided that such amendment does not adversely affect the interests of the holders of the Rights. In addition, during any time that the Rights are subject to redemption, the terms of the Rights may be amended by Board Approval, including an amendment that adversely affects the interests of the holders of the Rights, without the consent of the holders of Rights.





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         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Preferred Stock (or other consideration).

DESCRIPTION OF PREFERRED STOCK

         Each one-hundredth of a share of the Preferred Stock ("Preferred Share Fraction") that may be acquired upon exercise of the Rights will be nonredeemable and subordinate to any other shares of preferred stock that may be issued by the Company.

         Each Preferred Share Fraction will have a minimum preferential quarterly dividend rate of $0.01 per Preferred Share Fraction but will, in any event, be entitled to a dividend equal to the per share dividend declared on the Company Common Stock.

         In the event of liquidation, the holder of a Preferred Share Fraction will receive a preferred liquidation payment equal to the greater of $0.01 per Preferred Share Fraction or the per share amount paid in respect of a share of Company Common Stock.

         Each Preferred Share Fraction will have one vote, voting together with the Company Common Stock. The holders of Preferred Share Fractions, voting as a separate class, shall be entitled to elect two directors if dividends on the Preferred Stock are in arrears for six fiscal quarters.

         In the event of any merger, consolidation or other transaction in which shares of Company Common Stock are exchanged, each Preferred Share Fraction will be entitled to receive the per share amount paid in respect of each share of Company Common Stock.

         The rights of holders of the Preferred Stock to dividends, liquidation and voting, and in the event of mergers and consolidations, are protected by customary antidilution provisions.

         Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the economic value of one Preferred Share Fraction that may be acquired upon the exercise of each Right should approximate the economic value of one share of the Company's Common Stock.

         Additional information regarding the Rights is set forth in the Rights Agreement, including the summary thereof, which is filed herewith as Exhibit
4.1 and incorporated herein by reference.

         The press release issued in connection with the Rights Agreement on December 22, 1997 is filed as Exhibit 99.3 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         4.1 Rights Agreement dated as of December 22, 1997 (incorporated by reference to Exhibit 1 to the Form 8-A of Ocean Energy, Inc. filed on December 23, 1997).

         99.1 Press Release, dated December 22, 1997, with respect to the Merger Agreement.

         99.2 Agreement and Plan of Merger, dated December 22, 1997, among Ocean Energy, Inc., United Meridian Corporation and OEI Holding Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of United Meridian Corporation filed on December 23, 1997).

         99.3 Press Release, dated December 22, 1997, with respect to the Rights Agreement.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          OCEAN ENERGY, INC.



                                          By: /s/ ROBERT K. REEVES
                                              ---------------------------------
                                                  Robert K. Reeves
                                                  Executive Vice President,
                                                  General Counsel and Secretary


Date:  December 22, 1997





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                              INDEX TO EXHIBITS


EXHIBIT NO.              DESCRIPTION
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
   4.1           Rights Agreement dated as of December 22, 1997 (incorporated by reference to Exhibit 1 to the Form 8-A of Ocean Energy,
                 Inc. filed on December 23, 1997).

  99.1           Press Release, dated December 22, 1997, with respect to the
                 Merger Agreement.

  99.2           Agreement and Plan of Merger, dated December 22, 1997, among
                 Ocean Energy, Inc., United Meridian Corporation and OEI
                 Holding Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of United Meridian
                 Corporation filed on December 23, 1997).

  99.3           Press Release, dated December 22, 1997, with respect to the
                 Rights Agreement.